TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

COMMON STOCK - 6.20%	Shares	Value
Investment Companies - 6.20%
Blackstone Secured Lending Fund	40,000	$894,000

TOTAL COMMON STOCK (Cost $976,974)		894,000

PREFERRED STOCK - 0.19%

Real Estate - 0.19%
Harbor Custom Development, Inc. - Series A, 8.000%	4,286	27,644

TOTAL PREFERRED STOCK (Cost $64,076)		27,644

CLOSED END FUNDS - 0.92%

Equity Fund - 0.92%
Royce Value Trust, Inc.	10,000	132,600

TOTAL CLOSED END FUNDS (Cost $159,422)		132,600

EXCHANGE-TRADED FUNDS - 78.59%

Debt Funds - 77.73%
Invesco Senior Loan ETF	9,300	190,929
iShares 20+ Year Treasury Bond ETF	20,000	1,991,200
iShares Core U.S. Aggregate Bond ETF	7,500	727,425
iShares JP Morgan EM Local Currency Bond ETF	18,600	645,606
SPDR Bloomberg High Yield Bond ETF	35,000	3,150,000
SPDR Bloomberg Short Term High Yield Bond ETF	93,100	2,256,744
Vanguard Short-Term Corporate Bond ETF (b)	30,000	2,255,700
		11,217,604
Equity Funds - 0.86%
Direxion Daily S&P 500 Bull 3X	2,000	124,220

TOTAL EXCHANGE-TRADED FUNDS (Cost $11,718,991)		11,341,824

WARRANTS - 0.01%
Harbor Custom Development, Inc. (a)	37,500	1,875

TOTAL WARRANTS (Cost $375)		1,875

BONDS & NOTES - 0.08%

TIMBER POINT ALTERNATIVE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

BONDS & NOTES - 0.08%	Principal Amount	Value

ASSET-BACKED SECURITIES - 0.02%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-11, 5.312%, due 12/25/2033 (d)	$120	$121
Countrywide Asset-Backed Certificates, 5.216%, due 10/25/2017 (d) (e)	3,349	3,346
GE Capital Mortgage Services, Inc. 1999-HE1 Trust, 6.265%, due 04/25/2029	76	73
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033	0	0

Total Asset Backed Securities (Cost $3,545)		3,540

MORTGAGE-BACKED SECURITIES - 0.06%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036	3,009	2,515
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.051%, due 09/25/2036 (d)	19,693	5,671

Total Mortgage-Backed Securities (Cost $12,420)		8,186

TOTAL BONDS & NOTES (Cost $15,965)		11,726

SHORT-TERM INVESTMENT - 12.59%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 4.10% (c)	1,816,433	1,816,433

SHORT TERM INVESTMENT (Cost $1,816,433)		1,816,433

INVESTMENTS AT VALUE (Cost $14,752,236) - 98.58%		$14,226,102

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.42%		205,198

NET ASSETS - 100.00%		$14,431,300

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) All or a portion of the security is segregated as collateral for options written.

(c) Rate shown represents the 7-day effective yield at December 31, 2022, is subject to change and resets daily.

(d) Variable rate security - Interest rate shown represents the rate on December 31, 2022.

(e) Principal payments are still being received, not yet matured.

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
December 31, 2022 (Unaudited)

COMMON STOCK - 4.56%	Shares	Value

Investment Companies - 4.36%
Blackstone Secured Lending Fund	35,500	$793,425

Pharmaceuticals - 0.09%
Inhibikase Therapeutics, Inc. (a)	33,000	16,500

Real Estate - 0.11%
Harbor Custom Development, Inc. (a)	50,000	19,500

TOTAL COMMON STOCK (Cost $1,241,577)		829,425

PREFERRED STOCK - 1.02%

Real Estate - 0.20%
Harbor Custom Development, Inc. - Series A, 8.00%	5,714	36,855

Retail - 0.82%
Fat Brands, Inc. - Series B, 8.25%	9,451	148,475

TOTAL PREFERRED STOCK (Cost $333,939)		185,330

CLOSED END FUNDS - 2.18%

Equity Fund - 2.18%
Royce Value Trust, Inc.	30,000	397,800

TOTAL CLOSED END FUNDS (Cost $465,585)		397,800

EXCHANGE-TRADED FUNDS - 47.80%

Commodity Fund - 1.01%
United States Natural Gas Fund LP (a)	13,000	183,300

Debt Funds - 13.43%
iShares 20+ Year Treasury Bond ETF	11,900	1,184,764
SPDR Bloomberg High Yield Bond ETF	14,000	1,260,000
		2,444,764
Equity Funds - 33.37%
Direxion Daily FTSE Europe Bull 3x Shares	29,900	505,908
Direxion Daily S&P 500 Bull 3X	15,000	931,650
iShares Core MSCI Europe ETF	10,500	498,750
iShares Core S&P Mid-Cap ETF (b)	4,600	1,112,694
iShares Core S&P Small-Cap ETF (b)	18,500	1,750,840
iShares MSCI Emerging Markets ETF	11,200	424,480
iShares MSCI Germany ETF	18,000	445,140
VanEck Semiconductor ETF	2,000	405,880
		6,075,342

TOTAL EXCHANGE-TRADED FUNDS (Cost $8,897,910)		8,703,406

MUTUAL FUNDS - 21.30%

Asset Allocation Fund - 16.37%
Timber Point Alternative Income Fund - Institutional Class(f)	407,717	2,980,409

Equity Fund - 4.93%
LS Opportunity Fund - Institutional Class	58,755	898,944

TOTAL MUTUAL FUNDS (Cost $4,241,919)		3,879,353

WARRANTS - 0.49%
FAT Brands, Inc., $3.88, 06/30/2025 (a)	50,000	87,500
Harbor Custom Development, Inc., $5.00, 06/10/2026(a)	22,500	673
Harbor Custom Development, Inc., $2.97, 10/05/2026(a)	12,500	625

TOTAL WARRANTS (Cost $850)		88,798

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
December 31, 2022 (Unaudited)

BONDS & NOTES - 0.02%

ASSET-BACKED SECURITIES - 0.01%	Principal Amount	Value
Countrywide Asset-Backed Certificates, 5.216%, 10/25/2017(b) (d) (e)	$1,116	$1,115
RASC Series 2003-KS4 Trust, 3.870%, due 05/25/2033 (b)	17	17

Total Asset Backed Securities (Cost $1,133)		1,132

MORTGAGE-BACKED SECURITIES - 0.01%
Banc of America Funding 2006-2 Trust, 5.750%, due 03/25/2036(b)	1,003	838
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.051%, 09/25/2036(b) (d)	6,564	1,891

Total Mortgage-Backed Securities (Cost $4,162)		2,729

TOTAL BONDS & NOTES (Cost $5,295)		3,861

SHORT-TERM INVESTMENT - 12.91%	Shares

Federated Hermes Government Obligations Fund - Institutional Shares, 4.10% c)	2,350,611	2,350,611

TOTAL SHORT TERM INVESTMENT (Cost $2,350,611)		2,350,611

INVESTMENTS AT VALUE (Cost $17,537,686) - 90.28%		$16,438,584

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 9.72%		1,769,959

NET ASSETS - 100.00%		$18,208,543

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of the security is segregated as collateral for options written.

(c)	Rate shown represents the 7-day effective yield at December 31, 2022, is subject to change and resets daily.

(d)	Variable rate security - Interest rate shown represents the rate on December 31, 2022.

(e)	Principal payments are still being received, not yet matured.
(f)	Affiliated investment company.

TIMBER POINT GLOBAL ALLOCATIONS FUND
SCHEDULE OF INVESTMENTS
December 31, 2022 (Unaudited)

ETF - Exchange-Traded Fund

LP - Limited Partnership

The accompanying notes are an integral part of these financial statements.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

The following is a summary of the significant accounting policies followed by the Timber Point Global Allocations Fund (the “Global Fund”, formerly, the Crow Point Defined Risk Global Allocations Fund), and the Timber Point Alternative Income Fund (the “Income Fund”, formerly, the Crow Point Alternative Income Fund) (collectively, the “Funds”) in the preparation of its financial statements. The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

●	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, exchange-traded funds (“ETFs”), mutual funds and closed-end funds (“CEFs”) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value per share and are categorized as level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Fair Value Measurements (continued)

Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within level 2 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Funds’ NAV calculations that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds in which the Funds invest may default or otherwise cease to have market quotations readily available.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures, which established a Valuation Committee to work with the Adviser and report to the Board of Trustees (the “Board”) on securities being fair valued or manually priced. The Independent Chairman and Trustee of the 360 Funds, along with the Trust’s Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issues or a request to change the methodology for manually pricing a security. In turn, the Independent Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as level 3 securities.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2022.

Global Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$829,425	$—	$—	$829,425
Closed-End Funds (1)	397,800	—	—	397,800
Exchange-Traded Funds (1)	8,703,406	—	—	8,703,406
Mutual Funds (1)	3,879,353	—	—	3,879,353
Preferred Stock (1)	185,330	—	—	185,330
Asset Backed Securities	—	1,132	—	1,132
Mortgage Backed Securities	—	2,729	—	2,729
Warrants (1)	1,298	87,500	—	88,798
Short-Term Investment	2,350,611	—	—	2,350,611
Total Assets	$16,347,223	$91,361	$—	$16,438,584

(1) For a detailed break-out of common stock, CEFs, ETFs, mutual funds, preferred stock and warrants by industry or asset class, please refer to the Schedules of Investments.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Fair Value Measurements (continued)

Income Fund: Financial Instruments – Assets
Security Classification	Level 1	Level 2	Level 3	Totals
Common Stock (1)	$894,000	$—	$—	$894,000
Closed-End Funds (1)	132,600	—	—	132,600
Exchange-Traded Funds (1)	11,341,824	—	—	11,341,824
Preferred Stock (1)	27,644	—	—	27,644
Asset Backed Securities	—	3,540	—	3,540
Mortgage Backed Securities	—	8,186	—	8,186
Warrants	1,875	—	—	1,875
Short-Term Investment	1,816,433	—	—	1,816,433
Total Assets	$14,214,376	$11,726	$—	$14,226,102

(1) For a detailed break-out of common stock, preferred stock, ETFs, CEFs and corporate bonds by industry or asset class, please refer to the Schedules of Investments.

Short Sales – The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When Funds make a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Fair Value Measurements (continued)

If the price of the security sold short increases between the time of the short sale and the time the Funds cover their short positions, the Funds will incur a loss; conversely, if the price declines, the Funds will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Funds sell securities short, they will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its Custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Investment Companies – The Funds may invest in investment companies such as open-end funds (mutual funds), including exchange-traded funds (“ETFs”), closed-end funds (“CEFs”) and mutual funds (also referred to as “Underlying Funds”) subject to limitations as defined in the 1940 Act. Your cost of investing in the Funds will generally be higher than the cost of investing directly in the Underlying Funds. By investing in the Funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Funds invest in addition to the Funds’ direct fees and expenses. Also, with respect to dividends paid by the Underlying Funds, it is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

Options – The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer (seller) the obligation to buy the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

If an option purchased by the Funds expires unexercised, the Funds realize a loss equal to the premium paid. If the Funds enter into a closing sale transaction on an option purchased by it, the Funds will realize a gain if the premium received by the Funds on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by the Funds expires on the stipulated expiration date or if the Funds enter into a closing purchase transaction, they will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If a call option written by the Funds is exercised, the proceeds of the sale will be increased by the net premium originally received and the Funds will realize a gain or loss. If a put option written by the Funds is exercised, the cost of the purchase will be decreased by the net premium originally received.

Swap Agreements – The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Funds’ obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Funds’ obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Funds’ portfolio.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Fair Value Measurements (continued)

Wholly Owned Subsidiary – The Global Fund may invest up to 25% of its total assets in a wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”), which is expected to invest in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts, or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Global Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the Adviser and acts as an investment vehicle in order to effect certain investments consistent with the Global Fund’s investment objectives and policies specified in the Global Fund’s prospectus and statement of additional information. The inception date of the Subsidiary was December 1, 2018. The Global Fund liquidated the Subsidiary on March 22, 2022.

Derivatives Transactions

As of December 31, 2022, portfolio securities valued at $2,348,967 and $1,503,800 were held in escrow by the custodian as collateral for securities sold short and options written by the Global Fund and Income Fund, respectively.

Realized and unrealized gains and losses on derivatives contracts entered into by the Funds during the three month period ended December 31, 2022, are recorded in the following locations in the Consolidated Statement of Operations for the Alternatives Fund and the Statements of Operations for the Global Fund and the Income Fund:

Global Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$—
Put options purchased	Unaffiliated Investments	5,338
Put options written	Options written	—
$5,338

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$—
Call options written	Options written	—
Put options purchased	Unaffiliated Investments	(51,122)
Put options written	Options written	—
$(51,122)

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Derivatives Transactions (continued)

Income Fund:

Net change in unrealized appreciation/(depreciation) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$—
Put options purchased	Unaffiliated Investments	1,601
Put options written	Options written	—
$1,601

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Unaffiliated Investments	$—
Call options written	Options written	—
Put options purchased	Unaffiliated Investments	(15,337)
Put options written	Options written	—
$(15,337)

The following tables indicates the average volume of each derivative during the three month period ended December 31, 2022:

Global Fund	Average Notional Value
Call Options Purchased	$—
Call Options Written	—
Put Options Purchased	300,000
Put Options Written	—

Income Fund	Average Notional Value
Call Options Purchased	$—
Call Options Written	—
Put Options Purchased	90,000
Put Options Written	—

Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or of common management. Companies which are affiliates of the Fund at December 31, 2022, are noted in the Global Fund’s Consolidated Schedule of Investments. The Income Fund is a mutual fund that is an affiliate because they are under common management of the Adviser.

Transactions with affiliated companies during the three month period ended December 31, 2022 were as follows:

Global Fund:	Value as of June 30, 2022	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases(1)	Sales	Value as of December 31, 2022	Income received
Income Fund	$2,967,306	$—	$(35,752)	$48,855	$—	$2,980,409	$73,633
Total	$2,967,306	$—	$(35,752)	$48,855	$—	$2,980,409	$73,633

(1)	Represents dividends reinvested.

Timber Point Funds

NOTES TO THE FINANCIAL STATEMENTS

December 31, 2022 (Unaudited)

Tax Matters

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at December 31, 2022 were as follows:

Fund	Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
Global Fund	$18,205,383	$187,430	$(1,954,229)	$(1,766,799)
Income Fund	14,882,902	27,541	(684,341)	(656,800)

The difference between book basis and tax basis unrealized appreciation (depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.